Tenancy Agreement
租約

An Agreement made the 1st June 2025 between Wisdom International Academic Ltd (hereinafter referred as "Wisdom") and the Tenant as more particularly described in Schedule I.
此合約由偉智國際教育有限公司（以下簡稱為"偉智"）及租客（雙方資料詳列於附表一）於 2025 年 6 月 1 日訂立。

Wisdom shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
偉智及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款：-

1. The Tenant shall pay Wisdom the Rent in advance on the fifth day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, Wisdom shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by Wisdom in relation to such action shall be a debt owed by the Tenant to Wisdom and shall be recoverable in full by Wisdom.
租客須在租期內每月份第五天上期繳付指定的租金予偉智。倘租客於應繳租金之日的七天內仍未清付該租金，則偉智有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠偉智的債項，偉智將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the premises without the prior written consent of Wisdom.
租客在沒有偉智書面同意前，不得對該物業作任何改動及／或加建。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好（自然損耗及因固有的缺陷所產生的損壞除外）並須於租約期滿或終止時將物業在同樣的維修狀態下交吉回偉智。

6. The Tenant shall pay Wisdom the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, Wisdom shall refund the Tenant the Security Deposit without interest within 30 days from the date of delivery of vacant possession of the Premises to Wisdom or settlement of any outstanding payment owed by the Tenant to Wisdom, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for Wisdom at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and Wisdom may deduct any loss or damage suffered by Wisdom as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of Wisdom in respect of such breach of the Tenant.
租客須交予偉智保證金（金額如附表一所列）作為保証租客遵守及履行此租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則偉智須於收回交吉的物業或一切租客欠款後（以較遲者作準）三十天內無息退還該保證金予租客。但若租客拖欠根據此合約需要支付的租金及／或其他款項超過七天（無論有否以法律行動追討）或若租客違反此合約內任何條款，偉智可合法收回該物業而此租約將立被終止；偉智可從保證金內扣除因租客違約而令偉智所受的損失，而此項權利將不會影響偉智因租客違約而可採取的其他合法行動的權利。

7. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by Wisdom.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則偉智不得在租約期內干擾租客享用該物業。

8. Wisdom shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that Wisdom's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to Wisdom and Wisdom shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
偉智須保養及適當維修該物業內各主要結構部分（包括主要的排污渠、喉管和電線）。唯偉智須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

9. Wisdom shall pay the Property tax payable in respect of the Premises.
偉智負責繳付有關該物業的物業稅。

10. The Stamp Duty payable on this Agreement in duplicate shall be borne by Wisdom and the Tenant in equal shares.
偉智及租客各負責屬此合約一式兩份的印花稅一半費用。

11. Wisdom and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
偉智及租客雙方同意遵守附表二內的附加條款（如有的話）。

12. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文文本與中文文本存有差異時，將以英文文本為準。

Received the Security Deposit of HK$20,000.00 by Wisdom
偉智收到租客所交的保證金
港幣 $20,000.00

Received 1 key(s) and 1 door access card(s) of the Premises by the Tenant
租客接收偉智所交屬物業的
共 1 條鎖匙及1張門卡：

For and on behalf of
Wisdom International Academic Limited
偉智國際教育有限公司

Authorized Signature(s)

Confirmed and Accepted all the terms and conditions contained herein by Wisdom:
偉智確認及接受這合約內所有條款的約束：

Confirmed and Accepted all the terms and conditions contained herein by the Tenant :
租客確認及接受這合約內所有條款的約束：

For and on behalf of
Wisdom International Academic Limited
偉智國際教育有限公司

Authorized Signature(s)

BR#67089948
Wisdom International Academic Ltd

BR#72214033
Hongkong Poche Technology Co., Limited

Schedule I
附表一

The Premises	:	Room 11, 9/F Tower III Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay
The Sub-landlord	:	Wisdom International Academic Ltd whose registered office is situate at Rooms 20, 9/F Tower III Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay
Telephone No.	:	
The Tenant	:	Hongkong Poche Technology Co., Limited whose registered office is situate at / residential address is Flat/Rm 133, Blk A, 15/F, Wah Sang Building, No.14-18 Wong Chuk Yeung Street, Shatin, NT
Telephone No.	:	
Term	:	From 2025.06.01 To 2027.05.31 (both days inclusive)
Rent	:	HK$10,000.00 per month (Include Electricity, Water, Government Rent, Rates and Management Fees).
Security Deposit	:	HK$20,000.00

Schedule II
附表二

1. User 用途

The Tenant shall not use or is not permitted to use the Premises or any part thereof for any purpose other than for ______OFFICE_______ purpose only.
租客除將該物業作__辦公室__用途外，不可將該物業或其任何部份作其他用途。

2. Miscellaneous Payments 雜項費用

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term:-
租客在租期內負責下列費用：

(1)	Management fee 管理費	: : N/A	(at current rate) (per month) (subject to revision from time to time) (每月以現金額為準) (將會不時調整)
(2)	Air-Conditioning Charges during normal office hours outside normal office hours	: to be paid : by Wisdom : by the Tenant	 (at current rate) (per month) (subject to revision from time to time) (at the rate advised by the Building Management Office)
(3)	Government Rates 差餉	: : N/A	(subject to actual amount demanded by the Government) (每季以政府實收者為準)
(4)	Government Rent 地租	: : N/A	(subject to actual amount demanded by the Government) (每季以政府實收者為準)

b) Wisdom shall be responsible for the following payments payable in respect of the Premises during the Term:-
偉智在租期內負責下列費用：

[P. S. – Please fill in the following if the Rent shall include any of the following expenses.]
[備註 – 如租金包括以下任何一種開支，請填寫下列部分。]

(1)	Management fee 管理費	: to be paid : by Wisdom	(at current rate) (per month) (subject to revision from time to time) (每月以現金額為準) (將會不時調整)
(2)	Air-Conditioning Charges during normal office hours outside normal office hours	: to be paid : by Wisdom : by the Tenant	 (at current rate) (per month) (subject to revision from time to time) (at the rate advised by the Building Management Office)
(3)	Government Rates 差餉	: to be paid : by Wisdom	(subject to actual amount demanded by the Government) (每季以政府實收者為準)
(4)	Government Rent 地租	: to be paid : by Wisdom	(subject to actual amount demanded by the Government) (每季以政府實收者為準)

3. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the Tenant and Wisdom shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 1 months' written notice or by paying 1 months' Rent in lieu to Wisdom and the tenant provided that this Agreement shall not be terminated earlier than a date which shall be 13 months from the commencement date of the Term (i.e., the Tenant shall rent the Premises for at least 13 months).
儘管與前文不符，租客可給予偉智不少於 1 月的書面通知或 1 個月租金作代通知金提早解除此租約；唯此租約的終止日期不得早於由租期開始日計 13 月（即租客最少要租用該物業 13 月）。